PHILADELPHIA INVESTMENT PARTNERS NEW GENERATION FUND

Supplement dated October 14, 2014

to the

Prospectus and Statement of Additional Information each dated July 31, 2014

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On October 9, 2014, the Board of Trustees of Philadelphia Investment Partners New Generation Fund (the “Trust”), on behalf of Philadelphia Investment Partners New Generation Fund (the "Fund"), voted to remove the sales charge (load) on purchases of the Fund's shares.  Effective October 14, 2014, shares of the Fund will be offered without a sales charge or load.  Any contrary references in the Fund's Prospectus and Statement of Additional Information should be disregarded.

The following replaces the “FEES AND EXPENSES OF THE FUND” section on page 1 of the Prospectus in its entirety:

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load)	None
Redemption Fee (as a percentage of amount redeemed) (imposed only if redemption occurs within 60 days of initial purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.49%
Distribution (12b-1) Fees	None
Other Expenses:	3.03%
– Shareholder Service Fees	0.25%
– Dividend Expense on Securities Sold Short and Interest Expense on Borrowings	1.48%
– Remainder of Other Expenses	1.30% ______

Acquired Fund Fees and Expenses [a]	0.10%
Total Annual Fund Operating Expenses	4.62%
Fee Reduction and/or Expense Reimbursement [b]	(1.08)%
Total Annual Fund Operating Expenses After Fee Reduction and Expense Reimbursement [b]	3.54%

a

Acquired Fund Fees and Expenses represent the pro rata expense indirectly incurred by the Fund as a result of investing in exchange-traded funds or other investment companies that have their own expenses.  Acquired Fund Fees and Expenses are not used to calculate the Fund’s net asset value, and the Total Annual Fund Operating Expenses reflected in this fee table do not correlate to the ratio of Expenses to Average Net Assets found in the Fund’s financial statements, or in the “Financial Highlights” section of this Prospectus.

b

The Adviser, has contractually agreed to reduce its fees and/or reimburse expenses in order to limit the Fund’s Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, acquired fund fees and expenses, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.96% of the Fund’s average net assets.  To the extent that the Fund incurs any excluded expenses (e.g., Acquired Fund Fees and Expenses, Dividend Expense on Securities Sold Short and Interest Expense on Borrowings), the Total Annual Fund Operating Expenses After Fee Reduction and Expense Reimbursement will exceed 1.96%.  This expense limitation agreement will have a term ending October 1, 2015.  To the extent that the Adviser reduces its fees and/or reimburses expenses to satisfy the expense limitation, it may seek repayment of a portion or all of such amounts at any time within three years after such amounts were reduced or reimbursed, subject to the 1.96% expense cap.  Any such recoupment by the Adviser is subject to approval by the Trust’s Board of Trustees.  This expense limitation agreement may be terminated prior to October 1, 2015 only with the consent of the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$357	$1,298	$2,246	$4,648

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The following replaces the “PERFORMANCE INFORMATION” section on page 6 of the Prospectus in its entirety:

PERFORMANCE INFORMATION

The bar chart and performance table below show how the Fund has performed in the past and provide some indication of the risks of investing in the Fund.  The bar chart shows how the performance of the Fund has varied for each full calendar year since the Fund commenced operations on June 8, 2011.  The table compares the average annual total returns of the Fund for the periods ended December 31, 2013 to those of three broad-based securities markets indices.  Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Calendar Year Total Returns

The year-to-date total return for the six months ended June 30, 2014 was 0.07%.

During the period shown in the bar chart, the highest return for a quarter was 14.90% (for the quarter ending March 31, 2012) and the lowest return for a quarter was (9.31)% (for the quarter ending   June 30, 2012).

Average Annual Total Returns

(For the periods ended December 31, 2013)

	One Year	Since Inception June 8, 2011
Return Before Taxes	5.51%	3.00%
Return After Taxes on Distributions	2.40%	1.16%
Return After Taxes on Distributions and Sale of Fund Shares	5.24%	2.02%
Russell 2000® Index	38.82%	17.54%
S&P 500® Index	32.39%	17.74%
MSCI EAFE® Index	23.58%	9.27%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Your actual after-tax returns depend on your tax situation and may differ from those shown.  After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Russell 2000® Index is an unmanaged index that consists of approximately 2,000 of the smallest (based on market caps) companies in the Russell 3000® Index.  The S&P 500® Index is an unmanaged index of approximately 500 leading companies in leading industries of the U.S. economy.  MSCI EAFE® Index is an unmanaged index that is a widely recognized benchmark of the world’s stock market, excluding the United States.  The performance returns for the three broad-based securities markets indices do not reflect any deduction for fees, expenses or taxes.

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This Supplement, and the Prospectus and Statement of Additional Information both dated July 31, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the Statement of Additional Information both dated July 31, 2014, have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling toll-free 1 (888) 686-2729 or by visiting www.piplp.com.